UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2025

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 7, 2025, Tenable Holdings, Inc., a Delaware corporation (“Tenable”), issued a press release announcing the closing of the Acquisition (as defined below). In that press release, Tenable also announced certain financial guidance regarding the first quarter ended March 31, 2025 and the full year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Tenable, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 8.01     Other Events.
On February 7, 2025, Ermetic Ltd., a company organized under the laws of the State of Israel (“Purchaser”) and an indirect, wholly owned subsidiary of Tenable, completed its previously announced acquisition (the “Acquisition”) of Vulcan Cyber Ltd., a company organized under the laws of the State of Israel (“Vulcan Cyber”). The Acquisition was effectuated pursuant to a Share Purchase Agreement, dated as of January 29, 2025 (the “SPA”) by and among Purchaser, Vulcan Cyber, each of the shareholders of Vulcan Cyber identified in the SPA or joined to the SPA pursuant to a joinder agreement (collectively, the “Sellers”), Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the indemnitors under the SPA, and Tenable, Inc., a Delaware corporation and a wholly owned subsidiary of Tenable, solely for the purposes of Section 12.2 of the SPA. Under the terms of the SPA, the Purchaser acquired all of the outstanding share capital of Vulcan Cyber from the Sellers for approximately $148 million in cash and $2 million in Tenable restricted stock units, subject to certain customary purchase price adjustments as set forth in the SPA.
The foregoing description of the SPA and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the SPA, which was filed as Exhibit 2.1 to Tenable’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2025 and is incorporated into this report by reference.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release, dated February 7, 2025.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on February 7, 2025, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	February 7, 2025	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary